

CAPRIDINE-β

(c-1748)

Novel Chemotherapies for Advanced Prostate Cancer Patients in Stages 2 - 4



AV Therapeutics, Inc.

Advanced Cancer Chemotherapies

Safe Harbor Statement

This presentation has been prepared for informational purposes only and does not constitute an offer or solicitation to buy securities in AV Therapeutics. (the "Company" and its subsidiaries including but not limited to AV Therapeutics, Inc.) Any such offer or solicitation will be made only by means of separate investment materials. None of the information or analyses presented are intended to form the basis for any investment decision, and no specific recommendations are intended. Accordingly, this presentation does not constitute investment advice or counsel or solicitation for investment in any security.

The Company expressly disclaims any and all responsibility for any direct or consequential loss or damage of any kind whatsoever arising directly or indirectly from: (i) the use of this document, (ii) reliance on any information contained herein, (iii) any error, omission or inaccuracy in any such information or (iv) any action resulting there from Certain statements contained herein are "forward-looking statements". Forward-looking statements are identified by such words and phrases as "we expect," "expected to," "estimates," "estimated," "current outlook," "we look forward to," "would equate to," "projects," "projections," "projected to be," "anticipates," "anticipated," "we believe," "could be," and other similar phrases. All statements addressing operating performance, events, or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings, earnings-per-share growth, or similar projections, are forward-looking statements. Because they are forward looking, there can be no assurance that they will actually occur and actual results may differ materially from anticipated results.

The information provided in this document is based upon the facts and circumstances known at this time. The Company undertakes no obligation to update these forward-looking statements after the date of this presentation.

Capital Market Snapshot

AVTH AV Therapeutics, Inc. — OTCQB

Common Stock
SEC Reporting - Current

OTCQB

Year Incorporated:	2011
Shares Outstanding:	~82 M
Price Range (4/1/14 – 12/31/14):	$0.39- $0.04
Market Capitalization(4/1/14 -12/31/14):	$30.0-$4.0 M
Average Volume:	76,055
Year End:	December 31st
Offices:	New York
Legal:	SRFF, New York
Auditor:	Marcum, New York

Trading History – April 1 to December 31, 2014


0.625
0.500
0.375
0.250
0.125
Apr 1, 2014
Jul 1, 2014
Oct 1, 2014

Investment History

2008-2012
Friends and family round of $4.0 million for the development of Capridine.

2013
Company completes reverse merger and begins trading on OTCQB under AVTH.

2014
In April, the Company completed a private transaction of 6.3 million shares at $0.20 for gross proceeds of $1.2 million for GMP testing of Capridine. The Company also issued 3.15 million 5-year warrants at $0.40 per share.

Major Shareholders Include:

- Alpha Capital
- Sable Ridge Opportunity Fund
- Sandor Capital Master Fund
- Paradox Capital
- Barry Honig
- Ellis International

M.D. Abraham Mittelman and Dr. Raj Tiwari

20-Year Partnership in Cancer Research and Science





Drs. Mittelman and Tiwari's collaboration in cancer research dates back to 1996 at Memorial Sloan Kettering Cancer Center. Their combined experience includes 60+ years of research and more than 300 published research articles in cancer chemotherapy and immunotherapies lead to the discovery of **Capridine-β** as a unique chemotherapeutic agent for prostate cancer ("PCa"). Together, they found;

1. Unlike other DNA intercalating agents, Capridine shows PCa specificity, an observation mirrored by NCI data on its predecessor compound and one that that is not common for a chemotherapeutic agent.

2. Capridine is active against both hormone dependent and refractory PCa suggesting multiple cellular targets.

3. Capridine has very low bone marrow toxicities unlike any prevalent chemotherapeutic agent suggesting targeted activity.

4. Since PCa has very limited chemotherapeutic options, Caprdine fulfils an unmet clinical need as it can synergize with almost all modalities of prevalent PCa therapy.

Serving as CEO an CSO, respectively, Drs. Mittleman and Tiwari intend to bring Capridine through Phase 1 clinical trials in 2015.

Prostate Cancer

The Second Leading Cause of Cancer Deaths in Men


Prostate Cancer:




Boston Prostate Cancer Walk


1 in 6
men will be diagnosed with prostate cancer during his lifetime.


2.5M
Prostate cancer can be a serious disease, but most men diagnosed with prostate cancer do not die from it. In fact, more than 2.5 million men in the United States who have been diagnosed with prostate cancer at some point are still alive today.

The Facts.

Prostate cancer is the most common cancer in American men after skin cancer.

- About 233,000 new cases of prostate cancer will be diagnosed
- About 29,480 men will die of prostate cancer
- About 1 man in 6 will be diagnosed with prostate cancer during his lifetime.
- About 6 cases in 10 are diagnosed in men aged 65 or older, and it is rare before age 40. The average age at the time of diagnosis is about 66.

Prostate cancer is the second leading cause of cancer death in American men, after lung cancer. About 1 man in 36 will die of prostate cancer.

Prostate cancer can be a serious disease, but most men diagnosed with prostate cancer do not die from it.

(Source: The American Cancer Society, Aug 2014)

$15B **is spent annually on prostate cancer care globally**

Chemotherapies' Three Major Challenges in Treatment





1. **Limited Efficacy for Metastatic Disease**
   Radiation, hormonal and chemotherapy remain palliative and development of resistance is very common

2. **High Toxicity**
   Severe bone marrow toxicity and poor tolerance

3. **Hormone Interdependence**
   PCa initiates as hormone sensitive and develops into a hormone refractory metastatic disease. Current chemodrugs are not PCa associated.

PCa specific drug-based therapy and immunotherapy is an unmet clinical need in prostate cancer.

Clinical States and Stages in Prostate Cancer



STAGE 1
STAGE 2
STAGE 3
STAGE 4
Organ Confined
Locally Advanced Disease
Rising PSA Hormone Naive
Metastatic Disease (De Novo)
Rising PSA Castrate
Metastases Castrate Resistant Asymptomatic
Metastases Castrate Resistant Symptomatic
Metastases Castrate Resistant Post Docetaxel Post Abiranterone
Metastases Castrate Resistant Post Cabazitaxel

Model adapted from Dr. H, Scher, M.D.

Stage 1: Surgery and radiation or watchful waiting.

Stage 2-4: Limited chemotherapy options, all drugs besides Taxotere and Cabizataxel are in the antihormone area of treatment. In patients who are resistant, only the two drugs above are used with significant toxicity.

Current Drug Therapies ℞ in Use During Critical States and Throughout Stages



STAGE 1
STAGE 2
STAGE 3
STAGE 4
Organ Confined
Locally Advanced Disease
Rising PSA Hormone Naive
Metastatic Disease (De Novo)
Rising PSA Castrate
Metastases Castrate Resistant Asymptomatic
℞
Denosumab
Zolendronic Acid
Abiraterone
Sipuleucel-T
℞
Cabzitaxel
Denosumab
Zolendronic Acid
Abiraterone
Rad 233
Metastases Castrate Resistant Symptomatic
Metastases Castrate Resistant Post Docetaxel Post Abiranterone
℞
Cabzitaxel
Rad233
Abiraterone
MDV-3100
℞
MDV-3100
Metastases Castrate Resistant Post Cabazitaxel
CAPRIDINE-β
Model adapted from Dr. H, Scher, M.D.

Capridine-β can provide consistent treatment though Stages 2-4

NCI Test Data

Capridine-α Shows PCa Specificity in Addition to Benefits for Many Cancers


Prostate Cancer
100
50
0
-50
-100
Percentage Growth
RB
FC
WAE
Cancer Cells
Log10 Sample Of Concentration (Molar)
-11
-12
-13
-14
-15


CNS Cancer
100
50
0
-50
-100
Percentage Growth
SR-268
SNB-75
SR-235
SYB-78
XH-519
U-251
SNB-19
XF-418
Log10 Sample Of Concentration (Molar)
-11
-12
-13
-14
-15


Leukemia
100
50
0
-50
-100
Percentage Growth
CEN
Nolt- 4
HL- (TB)
K-562
RFMD-1225
Log10 Sample Of Concentration (Molar)
-11
-12
-13
-14
-15


Non-Small Cell Lung Cancer
100
50
0
-50
-100
Percentage Growth
NCI- H522
HOP-92
190P-67
HCP-18
EKVX
ATCC
NCI-H23
Log10 Sample Of Concentration (Molar)
-11
-12
-13
-14
-15


Small Cell Lung Cancer
100
50
0
-50
-100
Percentage Growth
D11
27J
Log10 Sample Of Concentration (Molar)
-11
-12
-13
-14
-15


Ovarian Cancer
100
50
0
-50
-100
Percentage Growth
IGROV1
OVCAR-8
OVCAR-3
SK OV-3
OVCAR-4
OVCAR-5
Log10 Sample Of Concentration (Molar)
-11
-12
-13
-14
-15

AV Therapeutics Patents on Capridine

2 Patents issued
200 Derivatives allowed

1 Patent pending
2 Exclusive rights to patents

ALLOWED
Capridine Synthesis

and

ALLOWED
200 Derivatives of Capridine Synthesis

ALLOWED
Capridine Composition

PENDING
Peptide delivery using bacterial protein lysate

EXCLUSIVE RIGHTS
Immunogens for treatment of neoplastic and infectious diseases

EXCLUSIVE RIGHTS
Immunotherapy for prostate cancer using Bacille-Calmette-Guerin expressing prostate specific antigens

Capridine-β Kills Prostate Cancer Preferentially



DU-145 Cells Treated with Capridine- β
120
100
80
60
40
20
0
Percent Cell Survival
24 Hours
48 Hours
72 Hours
96 Hours
Concentration of Drug (nM)



HL-60 Cells Treated with Capridine- β
120
100
80
60
40
20
0
Percent Cell Survival
24 Hours
48 Hours
72 Hours
96 Hours
Concentration of Drug (nM)

Prostate cancer cells (DU-145) are 10 to 100-fold more sensitive to Capridine-β than leukemic cells (HL-6O).

Capridine-β and Hormone Independence

Typical Loss of Androgen Receptor Early Step in Prostate Tumor Progression



Hormone Dependent
Hormone Independent
1
2
3
4
5
Loss of Androgen Receptor
Upregulation of ER-β
Upregulation of CDC25 group

- The progression of hormone sensitive to aggressive hormone refractory metastatic PCa requires several cellular events such as ^ER-β and ^CDC25 and vAR.

Capridine-β renders Hormone-Independent DU-145 PCa Cells Hormone-Sensitive



6 hours
12 hours
C
5nM
10nM
5nM
10nM
Actin
Androgen receptor



Induction of Androgen Receptor in DU-145 Cells
Relative Density
1.5
1
0.5
0
Control
5nm (6hr)
10nm (6hr)
5nm (12hr)
10nm (12hr)

Capridine-β Inhibits Hormone-Responsive and Non-Responsive Xenografts in Nude Mice



Effect of Cap a, β inhibit the growth of PC-3 Xenografts in nude mice
450
400
350
300
250
200
150
100
50
0
Tumor Volume (mm3)
Control
Cap a 0.8 mg/kg
Cap β 1.0 mg/kg
Cap a 0.6 mg/kg
Cap β 0.8 mg/kg
1
2
3
4
5
6
7
8
9
Weeks (Mean± SE)



Effect of Cap a, β inhibit the growth of Ln-Cap Xenografts in nude mice
4000
3500
3000
2500
2000
1500
1000
500
0
Tumor Volume (mm3)
Control
Cap a 0.8 mg/kg
Cap β 1.0 mg/kg
Cap a 0.6 mg/kg
Cap β 0.8 mg/kg
1
2
3
4
5
6
7
Weeks (Mean± SE)



Effect of Cap a, β inhibit the growth of JCA Xenografts in nude mice
8000
7000
6000
5000
4000
3000
2000
1000
0
Tumor Volume (mm3)
Control
Cap a 0.8 mg/kg
Cap β 1.0 mg/kg
Cap a 0.6 mg/kg
Cap β 0.8 mg/kg
1
2
3
4
5
6
7
8
Weeks (Mean± SE)



Effect of different doses of Cap β to human colon cancer HCT-8 induced tumors in nude mice
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Tumor Volume (mm3)
Control
Cap β 0.8 mg/kg
Cap β 1.0 mg/kg
Cap β 1.2 mg/kg
Cap β 1.5 mg/kg
1
2
3
4
5
6
Weeks (Mean± SE)

Treatment Started Week 1, Administered Once Weekly for 7-9 Weeks. Tumor growth is significantly limited with the introduction of Capridine.

Activity of Capridine vs. Taxane in PCa Cells

LnCap a hormone dependent cell is resistant to Taxane but sensitive to Capridine. Both hormone dependent (LnCap) and refractory (PC-3 and DU145) are sensitive to Capridine.

Cell lines	IC_{50} Values (nM)	
	Taxane	Capridine
LnCaP	>100nM	15nM
PC3	16-20nM	5nM
DU145	15-20nM	5nM

CAPRIDINE-β

(c-1748)



R_2O—$(CH_2)n'$ where n .
NH
NO_2
R_1
R_4
N
R_3

Derivative	R1	R2	R3	R4
C-1748	H	$(CH_2)_2OH$	CH_3	H

Capridine-β Advantage Summary

1. **NCI Tested, Prostate Cancer Specific**
   Over 6.5 million dollars invested in development (pre-AVT) - Need to dedicate slide.

2. **Patent Protected**
   Capridine-β and 200 of its derivatives are patent protected for use as anticancer agents in US, EU, Mexico, Canada, Israel

3. **Limited Side Effects**
   Low blood and bone marrow toxicity. Does not kill marrow or white blood cells

4. **High therapeutic index for prostate**
   Low amount of drug, high efficacy. Wide, predicted human therapeutic dose range

5. **Active on hormone dependent and independent prostate cancer**
   Xenograft studies suggest Capridine is active against hormone sensitive and refractory PCa. Hormone refractory cells are rendered sensitive suggesting a combined use of Capridine and antihormone therapy.

6. **Capridine-β is active against taxane resistant prostate cancer cell**
   Taxane resistant cells are sensitive to Capridine suggesting its use in taxane resistant PCa.

Management Team



Abraham Mittelman , M.D.

Chief Executive Officer and Chairman of the Board

Oncologist and Associate Prof. at New York Medical College (NYMC) with over 30 years of experience in patient treatment and clinical trials.



Robert Pollock

President

Over 40 years business experience. Founder and managing partner of Continuum Partners, a global network security and business development consulting firm.



Raj Tiwari, Ph.D.

Chief Scientific Officer

Professor of Microbiology & Immunology and Graduate Program Director at NYMC with over 30 years of Cancer Research, inventor of AVTs IPs related to Capridine and Peptide Vaccine Technology.



Jan Geliebter, Ph.D.

Secretary, VP Genomic Platforms

Professor of Microbiology & Immunology at NYMC with over 30 years of Cancer Research experience Holder of multiple patents, including AVTs IP BCG-based prostate cancer vaccine



Morton Coleman, M.D.,

Vice President, Director of Clinical Development

Clinical Professor at Weill Medical College, Cornell University, Director of the Center for Lymphoma and Myeloma at New York Presbyterian Hospital



Debabrata Banerjee, Ph.D.

VP Preclinical Development

Associate Professor of Medicine and Pharmacology, and Assistant Dean for Global Affairs at Rutgers University with Over 30 years of experience in preclinical and exptal therapeutics and Inventor of several patents.

Broad-based IP of Capridine Provides Additional Near-Term Opportunities

Capridine-β is also a Potent Anticancer Drug in Several Cancers – Colon and Sarcoma

- Capridine is highly effective for prostate cancers but can also be used for other cancer therapies such as colon and sarcoma.
- Comparisons between the two drugs are based on IC_{50} values. IC_{50} is the drug concentration required to kill 50% cells.



IC50 Value Results Demonstrated Capridine is 3-55x More Effective on Several Cancers
Multiples of effectiveness of Capridine compared to MITX
60
50
40
30
20
10
0
Uterus
Leukemia
Breast
Colon
Lymphatic
Sarcoma
Prostate
Capridine
MITX



Unimmunized rat
Immunized rats
BTE6-LX-8b ProVac 1
BTE6-X-15-7 ProVac 2

Pros-Vax Peptide Therapeutic Vaccine

- Synthetic peptide vaccine (Pros-Vax) that mimics cancer proteins, induces the host's immune response directed against multiple cancer-specific proteins.
- Easily manufactured, small molecule drug
- Preclinical studies complete.
- Expected to eliminate micrometasatic and residual disease and hence prevent recurrence.

Why Invest in AVTH

1. Our **preclinical studies are complete** for Capridine. More than $6.5 million has been invested in AV Therapeutics to date.
2. Our formulation of Capridine include **no blood toxicity** and **wide therapeutic dose range with specificity towards prostate cancer**.
3. We are ready to **commence phase I and II human trials**.
4. **Our team** is comprised of internationally-recognized, well-published scientists, clinicians (PhD's and MDs) and medical research collaborators from leading institutions.
5. All of our **Intellectual Property is patent protected.**

Contact Us

AV Therapeutics, Inc.
Advanced Cancer Chemotherapies

Headquarters:
20 East 68th Street
Suite 204
New York , NY 10065
United States
www.avth.net

EXECUTIVE:
Dr. Abraham Mittelman, M.D.
Tel: 1-914-588-4666
Email: am@avth.net

SCIENCE:
Dr. Raj Tiwari, Ph.D.
Tel: 646-662-6439
Email: rtiwari@avth.net

INVESTOR RELATIONS:
RedChip Companies, Inc.
Dave Gentry
Tel: 1-800-RED-CHIP (733-2447) x104
Email: info@redchip.com